Exhibit 99.1

Paycom Appoints Chief Operating Officer, Chief Information Officer

OKLAHOMA CITY—(BUSINESS WIRE)— Paycom Software, Inc. (“Paycom”) (NYSE: PAYC), a leading provider of comprehensive, cloud-based human capital management software, today announced the appointments of Jon Evans to chief operating officer (COO) and Brad Smith to chief information officer (CIO), effective April 16, 2018.

“I am incredibly pleased to announce these promotions as both Jon and Brad have demonstrated the leadership and aptitude to serve in their new capacities,” said Chad Richison, Paycom’s founder and chief executive officer. “They have been instrumental in our ability to further the innovation of our software and drive client adoption while continuing to make our clients successful in today’s rapidly changing business environment.”

Prior to becoming COO, Evans was Paycom’s senior executive vice president of operations after serving as executive vice president of accounting. Prior to joining Paycom in 2014 as its director of accounting, Evans served as the chief operating officer of Chickasaw Nation Industries-Commercial, Inc., a holding company with businesses in multiple industries, including business support services, defense logistics and manufacturing. Evans has more than 31 years of senior financial and operations management experience. He earned his bachelor’s degree in business administration from Oklahoma State University.

“I look forward to continuing the momentum we’ve built, leading our motivated workforce and helping our clients continually engage their employees through our software,” Evans said.

Smith has been with Paycom since 2005, when he was hired as the director of information technology. In 2012, he was promoted to director of software development. Before joining Paycom, Smith served as senior technical consultant at BearingPoint since 2003 and as manager of software development and business intelligence at Fleming Companies, Inc. from 1995 to 2003. Smith earned his bachelor’s degree in management information systems from Oklahoma State University and brings more than 27 years of information technology and software development experience.

“Being with Paycom for 13 years has been extremely rewarding and I look forward to continuing to build on the innovation and excellence that has made our software solution the leader it is today among organizations across the country,” Smith said.

As COO, Evans will continue to oversee Paycom’s ongoing business operations and will manage program directors who oversee the main facets of the organization’s operations. As CIO, Smith will continue to be responsible for the ongoing development of Paycom’s proprietary payroll and human capital management software.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that look to future events and include, but are not limited to, statements regarding our business strategy; trends, opportunities and risks affecting our business, industry and financial results; future expansion or growth plans and potential for future growth; and our plan to open additional sales offices and our ability to effectively execute such plan. In addition, forward-looking statements also consist of statements involving trend analyses and statements including such words as “anticipate,” “believe,” “could,” “expect,” “may,” “might,” “plan,” “would,” and similar expressions or the negative of such terms or other comparable terminology. These forward-looking statements speak only as of the date hereof and are subject to business and economic risks. As such, our actual results may differ materially from those set forth in the forward-looking statements as a result of the factors discussed in our filings with the Securities and Exchange Commission, including but not limited to those discussed in our Annual Report on Form 10-K for the year ended Dec. 31, 2017. We do not undertake any obligation to update or revise the forward-looking statements to reflect events that occur or circumstances that exist after the date on which such statements were made, except to the extent required by law.

About Paycom

As a leader in payroll and HR technology, Oklahoma City-based Paycom redefines the human capital management industry by allowing companies to effectively navigate a rapidly changing business environment. Its cloud-based software solution is based on a core system of record maintained in a single database for all human capital management functions, providing the functionality that businesses need to manage the complete employment life cycle, from recruitment to retirement. Paycom has the ability to serve businesses of all sizes and in every industry. As one of the leading human capital management providers, Paycom serves clients in all 50 states from offices across the country.

Paycom Software, Inc.

Media Contact:

Kathy Oden-Hall, 800-580-4505

CMO

media@paycom.com

or

Investor Relations Contact:

David Niederman, 855-603-1620

investors@paycom.com